Exhibit 10.6

2003 EQUITY INCENTIVE PLAN

OF

PEREGRINE SYSTEM, INC.

TABLE OF CONTENTS

1.	Purpose of this Plan

2.	Definitions and Rules of Interpretation

	2.1	Definitions

	2.2	Rules of Interpretation

3.	Shares Subject to this Plan; Term of this Plan

	3.1	Number of Award Shares

	3.2	Source of Shares

	3.3	Term of this Plan

4.	Administration

	4.1	General

	4.2	Authority of the Board or the Committee

	4.3	Scope of Discretion

5.	Persons Eligible to Receive Awards

	5.1	Eligible Individuals

	5.2	Section 162(m) Limitation

6.	Terms and Conditions of Options

	6.1	Price

	6.2	Term

	6.3	Vesting

	6.4	Form and Method of Payment

	6.5	Nonassignability of Options

	6.6	Substitute Options

	6.7	Repricings

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7.	Incentive Stock Options

8.	Stock Appreciation Rights, Stock Awards and Cash Awards

	8.1	Stock Appreciation Rights

	8.2	Stock Awards

	8.3	Cash Awards

9.	Exercise of Awards

	9.1	In General

	9.2	Time of Exercise

	9.3	Issuance of Award Shares

	9.4	Termination

10.	Certain Transactions and Events

	10.1	In General

	10.2	Changes in Capital Structure

	10.3	Fundamental Transactions

	10.4	Changes of Control

	10.5	Divestiture

	10.6	Dissolution

	10.7	Cut-Back to Preserve Benefits

11.	Automatic Option Grants to Non-Employee Directors and Non-Employee Director Fee Option Grants

	11.1	Automatic Option Grants to Non-Employee Directors

	11.2	Director Fee Option Grants

	11.3	Certain Transactions and Events

	11.4	Limited Transferability of Options

12.	Withholding and Tax Reporting

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	12.1	Tax Withholding Alternatives

	12.2	Reporting of Dispositions

13.	Compliance with Law

	13.1	Compliance with Applicable Law

	13.2	Financial Information

14.	Amendment ox Termination of this Plan or Outstanding Awards

	14.1	Amendment and Termination

	14.2	Stockholder Approval

	14.3	Effect

15.	Reserved Rights

	15.1	Nonexclusively of this Plan

	15.2	Unfunded Plan

16.	Special Arrangements Regarding Award Shares

	16.1	Escrow of Stock Certificates

	16.2	Repurchase Rights

17.	Beneficiaries

18.	Miscellaneous

	18.1	Governing Law

	18.2	Determination of Value

	18.3	Reservation of Shares

	18.4	Electronic Communications

	18.5	Notices

iii

2003 EQUITY INCENTIVE PLAN

OF

PEREGRINE SYSTEM, INC.

1.             Purpose of this Plan

The purpose of this Amended and Restated Peregrine Systems, Inc. 1994 Stock Option Plan, hereinafter renamed and referred to as the 2003 Equity Incentive Plan of Peregrine Systems, Inc. or the Plan, is to enhance the long-term stockholder value of Peregrine Systems, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of Peregrine Systems, Inc. Notwithstanding anything herein to the contrary, the material terms of Options granted under this Plan, including, but not limited to, the exercise price, vesting and time period wherein which such Options may be exercised, are not intended to differ in any material respects from such Options granted under the this Plan prior to the Effective Date, except as may be necessary to comply with the California Corporate Securities Law of 1968, as amended, which effect is likely to be minimal, if any.

2.             Definitions and Rules of Interpretation

2.1           Definitions.  This Plan uses the following defined terms:

(a)           “Administrator” means the Board, the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.

(b)           “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.

(c)           “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.

(d)           “Award” means a Stock Award, SAR, Cash Award, or Option granted in accordance with the terms of this Plan.

(e)           “Award Agreement” means the document evidencing the grant of an Award.

(f)            “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.

(g)           “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17.

(h)           “Bankruptcy Court” means the court of competent jurisdiction that approves the Plan of Reorganization.

(i)            “Board” means the Board of Directors of the Company.

(j)            “Business Day” means any day, other than a Saturday, a Sunday or a “legal holiday” as defined in Rule 9006(a) of the Federal Rules of Bankruptcy Procedure promulgated pursuant to § 28 U.S.C. § 2075.

(k)           “Cash Award”means the right to receive cash as described in Section 8.3.

(1)           “Change in Control” means any transaction or event that the Board specifies as a Change in Control under Section 10.4.

(m)          “Code” means the Internal Revenue Code of 1986.

(n)           “Committee”means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.

(o)           “Company” means Peregrine Systems, Inc., a Delaware corporation.

(p)           “Company Director” means a Member of the Board.

(q)           “Confirmation Date” means the date on which the clerk of the Bankruptcy Court enters a Confirmation Order on the docket of such court.

(r)            “Confirmation Order” means the order entered by the Bankruptcy Court approving the Plan of Reorganization.

(s)           “Consultant”means an individual who, or an employee of any entity that, provides bona fide services to the Company or an Affiliate, but who is not an Employee and who is compensated for such services.

(t)            “Director”means a member of the Board of Directors of the Company or an Affiliate.

(u)           “Divestiture”means any transaction or event that the Board specifies as a Divestiture under Section 10.5.

(v)           “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.

(w)          “Effective Date” means the date upon which this Amended and Restated Peregrine Systems, Inc. 1994 Stock Option Plan (renamed the 2003 Equity Incentive Plan of Peregrine Systems, Inc.) shall become effective, which date shall be the 10th Business Day after the Confirmation Date, provided, however, that certain stockholders of the Company have approved this Plan (the “Class 11 Stockholders”) pursuant to the terms of the Plan of Reorganization.

(x)            “Employee”means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers.  The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise.  An Awardee shall not cease to be an Employee due to transfers between locations of the Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10.  Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(y)           “Exchange Act” means the Securities Exchange Act of 1934.

(z)            “Executive” means, if the Company has any class of any equity, security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate.  If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any (i) Director, (ii) officer elected or appointed by the Board, or (iii) beneficial owner of more than 10% of any class of the Company’s equity securities.

(aa)         “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.

(bb)         “Fair Market Value” means the value of Shares as determined under Section 18.2.

(cc)         “Fundamental Transaction” means any transaction or event described in Section 10.3.

(dd)         “Grant Date”means the date the Administrator approves the grant of an Award.  However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.

(ee)         “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.

(ff)           “Nonstatutory Option” means any Option other than an Incentive Stock Option.

(gg)         “Non-Employee Director” means any person who is a member of the Board but is not an Employee of the Company or any Affiliate of the Company and has not

been an Employee of the Company or any Affiliate of the Company at any time during the preceding twelve months.  Service as a Director does not in itself constitute employment for purposes of this definition.

(hh)         “Objectively Determinable Performance Condition” shall mean a performance condition (i) that is established (A) at the time an Award is granted or (B) no later than the earlier of (1) 90 days after the beginning of the period of service to which it relates, or (2) before the elapse of 25% of the period of service to which it relates, (ii) that is uncertain of achievement at the time it is established, and (iii) the achievement of which is determinable by a third party with knowledge of the relevant facts.  Examples of measures that may be used in Objectively Determinable Performance Conditions include net order dollars, net profit dollars, net profit growth, net revenue dollars, revenue growth, individual performance, earnings per share, return on assets, return on equity, and other financial objectives, objective customer satisfaction indicators and efficiency measures, each with respect to the Company and/or an Affiliate or individual business unit.

(ii)           “Officer” means an officer of the Company as defined in Rule 16a-l adopted under the Exchange Act.

(jj)           “Option” means a right to purchase Shares of the Company granted under this Plan.

(kk)         “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.

(ll)           “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.

(mm)       “Plan” means this Amended and Restated Peregrine Systems, Inc. 1994 Stock Option Plan, hereinafter renamed and referred to as the 2003 Equity Incentive Plan of Peregrine Systems, Inc.

(nn)         “Plan of Reorganization” means the Plan of Reorganization of Peregrine Systems Inc. and Peregrine Remedy, Inc., for which the Bankruptcy Court enters a Confirmation Order.

(oo)         “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.

(pp)         “Reorganization Adjustment Percentage” means the number of Shares referred to in Section 5.2 multiplied by a fraction, of which (i) the numerator is 15,000,000 and (ii) the denominator is the total number of Shares issued prior to the Effective Date, or such number of Shares otherwise deemed appropriate by the Committee, with the advice of the Company’s counsel, to ensure that the Reorganization Adjustment Percentage complies with applicable tax and securities laws.

(qq)         “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.

(rr)           “SAR” or “Stock Appreciation Right” means a right to receive cash based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.

(ss)         “Securities Act” means the Securities Act of 1933.

(tt)           “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.

(uu)         “Stock Award” means an offer by the Company to sell shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2.

(vv)         “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with the terms of this Plan.

(ww)       “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.

(xx)          “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.

(yy)         “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.

(zz)          “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant.  However, unless so determined by the Administrator, or otherwise provided in this Plan, “Termination” shall not include a change in status from an Employee, Consultant or Director to another such status.  An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

2.2           Rules of Interpretation.  Any reference to a “Section,” without more, is to a Section of this Plan.  Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan.  Except when otherwise indicated by the context, the singular includes the plural and vice versa.  Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute.  Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date of this Plan and including any successor provisions.

3.             Shares Subject to this Plan; Term of this Plan

3.1           Number of Award Shares.  Subject to adjustment under Section 10, the maximum number of Shares that may be issued under this Plan after the Effective Date is 2,650,000 which shall not be increased or decreased by such number of Shares forfeited prior to the Effective Date.  The maximum number of Shares referred to in the preceding sentence shall be (i) decreased by such number of Shares subject to outstanding grants under this Plan on the Effective Date (adjusted to take into account the decrease in the number of Shares as a result of the Plan of Reorganization), provided, however, that the grant of such awards was made on or after July 8, 2002, but before the Effective Date and (ii) increased by any Shares referred to in Subsection 3.1(i) that are subsequently forfeited or repurchased by the Company or that expire or become unexercisable for any reason.  The maximum number of Shares shall be cumulatively increased on January 1 of each year, beginning January 1, 2005 and each January 1 thereafter for 10 years, by a number of Shares equal to the least of (a) 4% of the number of Shares issued and outstanding on the immediately preceding December 31, (b) 267,000 Shares, and (c) a number of Shares set by the Board.  When an Award is granted, the maximum number of Shares that may be issued under this Plan shall be reduced by the number of Shares covered by that Award.  However, if an Award later terminates or expires without having been exercised in full, the maximum number of shares that may be issued under this Plan shall be increased by the number of Shares that were covered by, but not purchased under, that Award.  By contrast, the repurchase of Shares by the Company shall not increase the maximum number of Shares that may be issued under this Plan.

3.2           Source of Shares.  Award Shares may be: (a) Shares that have never been issued, (b) Shares that have been issued but are no longer outstanding, or (c) Shares that are outstanding and are acquired to discharge the Company’s obligation to deliver Award Shares.

3.3           Term of this Plan

(a)           This Plan shall be effective on, and Awards may be granted under this Plan after, the date it has been both adopted by the Board and approved by the Company’s stockholders.

(b)           Subject to the provisions of Section 14, Awards may be granted under this Plan for a period often years from the date on which the stockholders approve this Plan (or such earlier date as may be required by Applicable Law).

4.             Administration

4.1           General

(a)           The Board shall have ultimate responsibility for administering this Plan.  The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board.  The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate.  Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination.  Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination.  Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator.  However, only the Board or the Committee may approve grants of Awards to Executives, and an Administrator other than the Board or the Committee may grant Awards only within guidelines established by the Board or Committee.  Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.

(b)           So long as the Company has registered an outstanding a class of equity securities under Section 12 of the Exchange Act, the Committee shall consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162 27(h)(3), who are “outside directors” as defined in Section 162(m) of the Code.

4.2           Authority of the Board or the Committee.  Subject to the other provisions of this Plan, the Board or the Committee shall have the authority to:

(a)           grant Awards, including Substitute Awards;

(b)           determine the Fair Market Value of Shares;

(c)           determine the Option Price and the Purchase Price of Awards;

(d)           select the Awardees;

(e)           determine the times Awards are granted;

(f)            determine the number of Shares subject to each Award;

(g)           determine the methods of payment that may be used to purchase Award Shares;

(h)           determine the methods of payment that may be used to satisfy withholding tax obligations;

(i)            determine the other terms of each Award, including but not limited to the time or times at which Awards may be exercised, whether and under what conditions an Award is assignable, and whether an Option is a Nonstatutory Option or an Incentive Stock Option;

(j)            modify or amend any Award;

(k)           authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;

(1)           determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;

(m)          interpret this Plan and any Award Agreement or document related to this Plan;

(n)           correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;

(o)           adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;

(p)           adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Administrator so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S.  Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;

(q)           determine whether a transaction or event should be treated as a Change in Control, a Divestiture or neither;

(r)            determine the effect of a Fundamental Transaction and, if the Board determines that a transaction or event should be treated as a Change in Control or a Divestiture, then the effect of that Change in Control or Divestiture; and

(s)           make all other determinations the Administrator deems necessary or advisable for the administration of this Plan.

4.3           Scope of Discretion.  Subject to the provisions of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion.  Those decisions will be final, binding and conclusive.  In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way.  Notwithstanding anything herein to the contrary, and except as provided in Section 14.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.

5.             Persons Eligible to Receive Awards

5.1           Eligible Individuals.  Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants, including to prospective Employees, Directors and Consultants conditioned on the beginning of their service for the Company or an Affiliate.  However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).

5.2           Section 162(m) Limitation.  Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code: (i) no Employee may be granted one or more Options within any fiscal year of the Company under this Plan to purchase more than 900,000 Shares under Options, as adjusted by the Reorganization Adjustment Percentage on the Effective Date, and subject to further adjustment pursuant to Section 10, (ii) Options may be granted to an Executive only by the Committee (and, notwithstanding anything to the contrary in Section 4.1(a), not by the Board).  If an Option is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option shall continue to be counted against the limit on Options that may be granted to any individual under this Section 5.2.

6.             Terms and Conditions of Options

The following rules apply to all Options:

6.1           Price.  No Option, whether or not intended as “qualified incentive based compensation” within the meaning of Section 162(m) of the Code, may have an Option Price less than 100% of the Fair Market Value of the Shares on the Grant Date.  If an Option is granted to a person who, at the Grant Date, owns more than 10% of the voting power of the Company or any corporate Affiliate, that Option shall have an Option Price equal to or greater than 110% of the Fair Market Value of the Shares on the Grant Date.  Notwithstanding anything herein to the contrary, Options may be granted with an Option Price of less than 100% of the Fair Market Value on the Grant Date pursuant to a Fundamental Transaction, Change in Control or other corporate transaction.  In no event will the Option Price of any Option be less than the par value of the Shares issuable under the Option if that is required by Applicable Law.  The Option Price of an Incentive Stock Option shall be subject to Section 7(f).

6.2           Term.  No Option shall be exercisable after its Expiration Date.  No Option may have an Expiration Date that is more than ten years after its Grant Date.  Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

6.3           Vesting.  Options shall be exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement.  Notwithstanding the foregoing, to the extent required by Applicable Law, Options shall be exercisable at the rate of at least 20% per year over 5 years from the date the option is granted, subject to reasonable conditions such as continued employment.  Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c).  No Option granted to an individual who is subject to the overtime pay provisions of the Fair Labor Standards Act may be exercised before the expiration of six months after the Grant Date.

6.4           Form and Method of Payment

(a)           The Administrator shall determine the acceptable form and method of payment for exercising an Option.

(b)           Acceptable forms of payment for all Option Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.

(c)           In addition, the Administrator may permit payment to be made by any of the following methods:

(i)              other Shares, or the designation of other Shares, which (A) are “mature” shares for purposes of avoiding variable accounting treatment under generally accepted accounting principles (generally mature shares are those that have been owned by the Optionee for more than six months on the date of surrender), and (B) have a Fair Market

Value on the date of surrender equal to the Option Price of the Shares as to which the Option is being exercised;

(ii)           provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”), provided that if the Company extends or arranges for the extension of credit to an Optionee under any Cashless Exercise Procedure, no Officer or Director may participate in that Cashless Exercise Procedure;

(iii)          cancellation of any debt owed by the Company or any Affiliate to the Optionee by the Company including without limitation waiver of compensation due or accrued for services previously rendered to the Company; and

(iv)          any combination of the methods of payment permitted by any paragraph of this Section 6.4.

(d)           The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.

6.5           Nonassignability of Options.  Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution.  However, Options may be transferred and exercised in accordance with a Domestic Relations Order and may be exercised by a guardian or conservator appointed to act for the Optionee.  Incentive Stock Options may only be assigned in compliance with Section 7(h).

6.6           Substitute Options.  The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity.  Any such substitution shall be effective on the effective date of the acquisition.  Substitute Options may be Nonstatutory Options or Incentive Stock Options.  Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

6.7           Repricings.  Other than in accordance with Section 10, Options may not be repriced without stockholder approval if the effect of the repricing would be to reduce the effective Option Price of the Options.

7.             Incentive Stock Options

The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan.  With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.

(a)           The Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.

(b)           No Incentive Stock Option may be granted more than ten years from the date this Plan was approved by the Board.

(c)           Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of stock (measured on the grant dates of the options) during any calendar year.  For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share.  Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be incentive stock options under Section 422 of the Code as Nonstatutory Options.  The stock options or portions of stock options to be reclassified as Nonstatutory Options are those with the highest option prices, whether granted under this Plan or any other equity compensation plan of the Company or any Affiliate that permits that treatment.  This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already vested to cease to be vested.

(d)           In order for an Inceptive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.

(e)           Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date.  A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.

(f)            The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date.  The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.

(g)           Incentive Stock Options may be granted only to Employees.  If an Optionee changes status from an Employee to a Consultant, that Optionee’s Incentive Stock Options become Nonstatutory Options if not exercised within the time period described in Section 7(i) (determined by treating the change in status as a Termination solely for the purposes of this Section 7(g)).

(h)           No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution.  During the life of the

Optionee, an Incentive Stock Option may be exercised only by the Optionee.  The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).

(i)            An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(e) of the Code).   In the case of Termination due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three month period after the Optionee’s Termination provided it is exercised before the Expiration Date.  In the case of Termination due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.

(j)            An Incentive Stock Option may only be modified by the Board.

8.             Stock Appreciation Rights, Stock Awards and Cash Awards

8.1           Stock Appreciation Rights

The following rules apply to SARs:

(a)           General.  SARs may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan.  The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator.  The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement.  SARs shall be exercisable, in whole or in part, at such tunes as the Administrator shall specify in the Award Agreement.

(b)           Exercise of SARs.  Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date.  The amount due to the Awardee upon the exercise of a SAR shall be paid in cash or Shares over the period or periods specified in the Award Agreement.  An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee.  A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR.  If a SAR has been granted in tandem with an Option, upon the exercise of the SAR, the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.

(c)           Nonassignability of SARs.  Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution.  Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order.

(d)           Substitute SARs.  The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity.  Any such substitution shall be effective on the effective date of the acquisition.  Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.

8.2           Stock Awards

The following rules apply to all Stock Awards:

(a)           General.  The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement.  The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid and, if applicable, the time within which the Awardee must accept such offer.  The offer shall be accepted by execution of the Award Agreement.  The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses.

(b)           Right of Repurchase.  If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.

(c)           Form of Payment.  The Administrator shall determine the acceptable form and method of payment for exercising a Stock Award.  Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S.  dollars except as specified by the Administrator for non-U.S.  Employees or non-U.S. subplans.  In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.

(d)           Nonassignability of Stock Awards.  Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution.  Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order.

(e)           Substitute Stock Award.  The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity.  Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.  Any such Substituted Stock Award shall be effective on the effective date of the acquisition.

8.3           Cash Awards

The following rules apply to all Cash Awards:

Cash Awards may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan.  After the Administrator determines that it will offer a Cash Award, it shall advise the Awardee, by means of an Award Agreement, of the terms, conditions and restrictions related to the Cash Award.

9.             Exercise of Awards

9.1           In General.  An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.

9.2           Time of Exercise.  Options and Stock Awards shall be considered exercised when the Company receives: (a) written notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) with respect to Nonstatutory Options, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise.  An Award may not be exercised for a fraction of a Share.  SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.

9.3           Issuance of Award Shares.  The Company shall issue Award Shares in the name of the person properly exercising the Award.  If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse.  The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable.  Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award.  No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10.

9.4           Termination

(a)           In General.  Except as provided in an Award Agreement or in writing by the Board or Committee, including in an Award Agreement, and as otherwise provided in Sections 9.4(b), (c), (d) and (e) after an Awardee’s Termination, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the three months after the Termination, but in no event after the Expiration Date.  To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.

(b)           Leaves of Absence.  Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return.  Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.

(c)           Death or Disability.  Unless otherwise provided by the Board or Committee, if an Awardee’s Termination is due to disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for six months after that Termination, but in no event after the Expiration Date.  In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee.  Unless otherwise provided by the Board or Committee, if an Awardee’s Termination is due to death, all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date.  In the case of Termination due to death, an Award may be exercised as provided in Section 17.  Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability.  To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.

(d)           Divestiture.  If an Awardee’s Termination is due to a Divestiture, the Board may take any one or more of the actions described in Section 10.3 or 10.4 with respect to the Awardee’s Awards.

(e)           Termination for Cause.  In the discretion of the Board or Committee, which may be exercised on the date of grant, or at a date later in time, if an Awardee’s Termination is due to Cause, all of the Awardee’s Awards, other than options, shall automatically terminate and cease to be exercisable at the time of Termination and the Board or Committee may rescind any and all exercises of Awards, other than Options, by the Awardee that occurred after the first event constituting Cause.  “Cause” means employment related dishonesty, fraud, misconduct or disclosure or misuse of confidential information, or other employment related conduct that is likely to cause significant injury to the Company, an Affiliate, or any of their respective employees, officers or directors (including, without limitation, commission of a felony or similar offense), in each case as determined by the Board or Committee.  “Cause” shall not require that a civil judgment or criminal conviction have been entered against or guilty plea shall have been made by the Awardee regarding any of the matters referred to in the previous sentence.  Accordingly, the Board or Committee shall be entitled to determine “Cause” based on the Board or Committee’s good faith belief.  If the Awardee is criminally charged with a felony or similar offense, that shall be a sufficient, but not a necessary, basis for such a belief.

(f)            Board or Committee Discretion.  Notwithstanding the provisions of Section 9.4(a)-(e), the Board or Committee shall have complete discretion, exercisable either at the time an Award is granted at any time while the Award remains outstanding, to:

(i)            extend the period of time for which the Award is to remain exercisable, following the Awardee’s Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Board or Committee shall deem appropriate, but in no event beyond the Expiration Date; and/or

(ii)           permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee’s Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.

(g)           Consulting or Employment Relationship.  Nothing in this Plan or in any Award Agreement, and no Award or the fact that Award Shares remain subject to repurchase rights, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.

10.          Certain Transactions and Events

10.1         In General.  Except as provided in this Section 10, no change in the capital structure of the Company, merger, sale or other disposition of assets or a subsidiary, change in control, issuance by the Company of shares of any class of securities or securities convertible into shares of any class of securities, exchange or conversion of securities, or other transaction or event shall require or be the occasion for any adjustments of the type described in this Section 10.  Additional provisions with respect to the foregoing transactions are set forth in Section 143.

10.2         Changes in Capital Structure.  In the event of any stock split, reverse stock split, recapitalization, combination or reclassification of stock, stock dividend, spin-off, or similar change to the capital structure of the Company (not including a Fundamental Transaction or Change in Control), the Board shall make whatever adjustments it concludes are appropriate to: (a) the number and type of Awards that may be granted under this Plan, (b) the number and type of Options that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights, and (g) the Objectively Determinable Performance Conditions, if applicable.  The specific adjustments shall be determined by the Board.  Unless the Board specifies otherwise, any securities issuable as a result of any such adjustment shall be rounded down to the next lower whole security.  The Board need not adopt the same rules for each Award or each Awardee.

10.3         Fundamental Transactions.  Except for grants to Non-Employee Directors pursuant to Section 11.1 herein, if the Company merges with another entity in a transaction in which the Company is not the surviving entity or if, as a result of any other transaction or event, other securities are substituted for the Shares or Shares may no longer be issued pursuant to Awards (each a “Fundamental Transaction”), then, notwithstanding any other provision of this Plan, the Board shall do one or more of the following contingent on the closing or completion of the Fundamental Transaction: (a) arrange for the substitution, in exchange for Awards, of options to purchase equity securities other than Shares (including, if appropriate, equity securities of an entity other than the Company) (an “assumption” of Awards) on such terms and conditions as the Board determines are appropriate, (b) accelerate the vesting and termination of outstanding Awards, in whole or in part, so that Awards can be exercised before or otherwise in connection with the closing or completion of the Fundamental Transaction or event but then terminate, (c) cancel or arrange for the cancellation of Awards in exchange for cash payments to Awardees, and (d) either arrange for any restrictions in favor of the Company with respect to Award Shares to apply to the securities issued in substitution for Shares or terminate such restrictions on Award Shares.  The Board need not adopt the same rules for each Award or each Awardee.

10.4         Changes of Control.  The Board may also, but need not, specify that other transactions or events constitute a “Change in Control”.  The Board may do that either before or after the transaction or event occurs.  Examples of transactions or events that the Board may treat as Changes of Control are: (a) the Company or an Affiliate is a party to a merger, consolidation, amalgamation, or other transaction in which the beneficial stockholders of the Company, immediately before the transaction, beneficially own securities representing 50% or less of the total combined voting power or value of the Company immediately after the transaction, (b) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the Exchange Act, acquires securities holding 30% or more of the total combined voting power or value of the Company, or (c) as a result of or in connection with a contested election of Company Directors, the persons who were Company Directors immediately before the election cease to constitute a majority of the Board.  In connection with a Change in Control, notwithstanding any other provision of this Plan, the Board may, but need not, take any one or more of the actions described in Section 10.3.  In addition, the Board may extend the date for the exercise of Awards (but not beyond their original Expiration Date).  The Board need not adopt the same rules for each Award or each Awardee.

10.5         Divestiture.  If the Company or an Affiliate sells or otherwise transfers equity securities of an Affiliate to a person or entity other than the Company or an Affiliate, or leases, exchanges or transfers all or any portion of its assets to such a person or entity, then the Board may specify that such transaction or event constitutes a “Divestiture”.  In connection with a Divestiture, notwithstanding any other provision of this Plan, the Board may, but need not, take one or more of the actions described in Section 10.3 or 10.4 with respect to Awards or Award Shares held by, for example, Employees, Directors or Consultants for whom that transaction or event results in a Termination.  The Board need not adopt the same rules for each Award or each Awardee.

10.6         Dissolution.  If the Company adopts a plan of dissolution, the Board may cause Awards to be fully vested and exercisable (but not after their Expiration Date) before the dissolution is completed but contingent on its completion and may cause the Company’s repurchase rights on Award Shares to lapse upon completion of the dissolution.  The Board need not adopt the same rules for each Award or each Awardee.  Notwithstanding anything herein to the contrary, in the event of a dissolution of the Company, to the extent not exercised before the earlier of the completion of the dissolution or their Expiration Date, Awards shall terminate immediately prior to the dissolution.

10.7        Cut-Back to Preserve Benefits.  If the Administrator determines that the net after tax amount to be realized by any Awardee, taking into account any accelerated vesting, termination of repurchase rights, or cash payments to that Awardee in connection with any transaction or event set forth in this Section 10 would be greater if one or more of those steps were not taken or payments were not made with respect to that Awardee’s Awards or Award Shares, then, at the election of the Awardee, to such extent, one or more of those steps shall not be taken and payments shall not be made.

11.          Automatic Option Grants to Non-Employee Directors and Non-Employee Director Fee Option Grants

11.1         Automatic Option Grants to Non-Employee Directors

(a)           Grant Dates.  Option grants to Non-Employee Directors shall be made on the dates specified below:

(i)            Each Non-Employee Director who is then serving as a member of the Board on the Effective Date (the “Current Directors”) and each Non-Employee Director who is first elected or appointed to the Board at any time after the Effective Date, shall automatically be granted, on the Effective Date or the date of such initial election or appointment, respectively, a Nonstatutory Option to purchase an amount of Shares to be determined by the Board (the “Initial Grant”).

(ii)           Commencing in 2004, on the date of each annual stockholders meeting, each individual who is to continue to serve as a Non-Employee Director shall automatically be granted a Nonstatutory Option to purchase an amount of Shares determined by the Board (the “Annual Grant”), provided, however, that such individual has served as a Non-Employee Director for, at least six (6) months.

(b)           Exercise Price.

(i)            The Option Price shall be equal to one hundred percent (100%) of the Fair Market Value of the Shares on the Option grant date.

(ii)           The Option Price shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4.  Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Option Price must be made on the date of exercise.

(c)           Option Term.  Each option shall have a term of ten (10) years measured from the Option grant date.

(d)           Exercise and Vesting of Options.  Except as otherwise determined by the whole Board, the Shares underlying each Option granted pursuant to Section 11.1 shall vest and be exercisable as set forth below.

(i)            Initial Grant.  The Shares underlying each Option issued pursuant to the Initial Grant shall vest and be exercisable as to 4.1666% of the Shares at the end of each full succeeding month from the date of grant, rounded down to the nearest whole Share, for so long as the Non-Employee Director continuously remains a Director of, or a Consultant to, the Company.

(ii)           Annual Grant.  The Shares underlying each Option issued pursuant to the Annual Grant shall vest and be exercisable as to 8.3333% of the Shares at the end of each full succeeding month from the date of grant, rounded down to the nearest whole Share, for so long as the Non-Employee Director continuously remains a Director of, or a Consultant to, the Company.

(e)           Termination of Board Service.  The following provisions shall govern the exercise of any Options held by the Awardee at the time the Awardee ceases to serve as a Non-Employee Director:

(i)            In General.  Except as otherwise provided in Section 11.3, after cessation of service as a Director (the “Cessation Date”), the Awardee’s Options shall be exercisable to the extent (but only to the extent) they are vested on the Cessation Date and only during the three months after such Cessation Date, but in no event after the Expiration Date.  To the extent the Awardee does not exercise an Option within the time specified for exercise, the Award shall automatically terminate.

(ii)           Death or Disability.  If an Awardee’s cessation of service on the Board is due to death or disability (as determined by the Board), all Options of that Awardee, to the extent exercisable upon such Cessation Date, may be exercised for one year after the Cessation Date, but in no event after the Expiration Date.  In the case of a cessation of service due to death, an Option may be exercised as provided in Section 17.  In the case of a cessation of service due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Option on behalf of the Awardee.  Death or disability occurring after an Awardee’s cessation of service shall not cause the cessation of service to be treated as having occurred due to death or disability.  To the extent an Option is not so exercised within the time specified for its exercise, the Option shall automatically terminate.

11.2         Director Fee Option Grants

(a)           Option Grants.  The Board shall have the sole and exclusive authority to determine the calendar year or years for which the Director fee option grant program (the “Director Fee Option Program”) is to be in effect.  For each such calendar year the program is in effect, each Non-Employee Director may elect to apply all or any portion of the annual retainer fee otherwise payable in cash, for his or her service on the Board for that year, to the acquisition of a special Option grant under this Director Fee Option Program.  Such election must be filed with the Company’s Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable.  Each Non-Employee Director who files such a timely election shall automatically be granted an Option under this Director Fee Option Program on the first trading day in

January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable in cash.

(b)           Option Terms.  Each Option shall be a Nonstatutory Option governed by the terms and conditions specified below.

(i)            Exercise Price.

A.            The Purchase Price shall be thirty three and one third percent (33-1/3%) of the Fair Market Value per Share on the Option grant date.

B.            The Purchase Price shall become immediately due upon exercise of the Option and shall be payable in one or more of the alternative forms authorized pursuant to Section 6.4 of this Plan.  Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the Purchase Price must be made on the date that the Option is exercised.

(ii)           Number of Option Shares.  The number of Shares subject to the Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X = A ÷ (B x 66-2/3%), where

“X” is the number of Option Shares,

“A” is the portion of the annual retainer fee subject to the Non-Employee Director’s election, and

“B” is the Fair Market Value of a Share on the option grant date.

(iii)          Exercise and Term of Options.  The Option shall become exercisable in a series of twelve (12) equal monthly installments upon the Awardee’s completion of each month of Board service over the twelve (12) month period measured from the grant date.  Each Option shall have a maximum term often (10) years measured from the Option grant date.

(iv)          Termination of Board Service.  Should the Awardee cease Board service for any treason (other than death or permanent disability) while holding one or more Options under this Director Fee Option Program, then each such Option shall remain exercisable, for any or all of the Shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (x) the expiration of the ten (10) year Option term or (y) the expiration of the three (3) year period measured from the date of such cessation of Board service.  However, each Option held by the Awardee under this Director Fee Option Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all Shares for which the Option is not otherwise at that time exercisable.

(v)           Death or Permanent Disability.  Should the Awardee’s service as a Board member cease by reason of death or permanent disability, then each

Option held by such Awardee under this Director Fee Option Program shall immediately become exercisable for all the Shares at the time subject to that Option, and the Option may be exercised for any or all of those Shares as fully vested Shares until the earlier of (x) the expiration of the ten (10) year option term or (y) the expiration of the three (3) year period measured from the date of such cessation of Board service.

Should the Awardee die after cessation of his or her Board service but while holding one or more Options under this Director Fee Option Program, then each such Option may be exercised, for any or all of the shares for which the Option is exercisable at the time of the Awardee’s cessation of Board service (less any Shares subsequently purchased by the Awardee prior to death), by the personal representative of the Awardee’s estate or by the person or persons to whom the Option is transferred pursuant to the Awardee’s will or in accordance with the laws of descent and distribution or by the designated beneficiary or beneficiaries of such option.  Such right of exercise shall lapse, and the Option shall terminate, upon the earlier of (xx) the expiration of the ten (10) year Option term or (yy) the three (3) year period measured from the date of the Awardee’s cessation of Board service.

11.3         Certain Transactions and Events

(a)           In the event of a Fundamental Transaction while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Fundamental Transaction, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares.  Immediately following the consummation of the Fundamental Transaction, each Option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or Affiliate thereof).

(b)           In the event of a Change in Control while the Awardee remains a Non-Employee Director, the Shares at the time subject to each outstanding Option held by such Awardee pursuant to Section 11, but not otherwise vested, shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become exercisable for all the Shares as fully vested Shares and may be exercised for any or all of those vested Shares.  Each such Option shall remain exercisable for such fully vested Shares until the expiration or sooner termination of the Option term in connection with a Change in Control.

(c)           Each Option which is assumed in connection with a Fundamental Transaction shall be appropriately adjusted, immediately after such Fundamental Transaction, to apply to the number and class of securities which would have been issuable to the Awardee in consummation of such Fundamental Transaction had the Option been exercised immediately prior to such Fundamental Transaction.  Appropriate adjustments shall also be made to the Option Price payable per share under each outstanding Option, provided the aggregate Option Price payable for such securities shall remain the same.  To the extent the actual holders of the Company’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Fundamental Transaction, the successor corporation may, in connection with the assumption of the outstanding Options granted pursuant to Section 11, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Fundamental Transaction.

(d)           The grant of Options pursuant to Section 11 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e)           The remaining terms of each Option granted pursuant to Section 11 shall, as applicable, be the same as terms in effect for Awards granted under this Plan.  Notwithstanding the foregoing, the provisions of Section 9.4 and Section 10 shall not apply to Options granted pursuant to Section 11.

11.4         Limited Transferability of Options.  Each Option granted pursuant to Section 11 may be assigned in whole or in part during the Awardee’s lifetime to one or more members of the Awardee’s family or to a trust established exclusively for one or more such family members or to an entity in which the Awardee is majority owner or to the Awardee’s former spouse, to the extent such assignment is in connection with the Awardee’s estate or financial plan or pursuant to a Domestic Relations Order.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate.  The Awardee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding Options under Section 11, and those Options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Awardee’s death while holding those Options.  Such beneficiary or beneficiaries shall take the transferred Options subject to all the terms and conditions of the applicable Award Agreement evidencing each such transferred Option, including (without limitation) the limited time period during which the Option may be exercised following the Awardee’s death.

12.          Withholding and Tax Reporting

12.1         Tax Withholding Alternatives

(a)           General.  Whenever Award Shares are issued or become free of restrictions, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company.  The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations.  Whenever payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.

(b)           Method of Payment.  The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c).  The Administrator, in its sole discretion, may also permit Award Shares to be withheld to pay required withholding.  If the Administrator permits Award Shares to be withheld, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates.

12.2         Reporting of Dispositions.  Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.

13.          Compliance with Law

13.1         Compliance with Applicable Law.  The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws.  Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law.  Thus, for example, Awards may not be exercised unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws.  The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer.  As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law.

13.2         Financial Information.  The Company shall furnish its annual financial statements to each Awardee during the period the Awardee holds any Option Stock Award or Award.  Those statements shall include a balance sheet and income statement, and shall be delivered as soon as is practical after the end of the Company’s fiscal year.  This section does not apply to Awardees who are key Employees and whose duties afford them access to those financial statements.

14.          Amendment ox Termination of this Plan or Outstanding Awards

14.1         Amendment and Termination.  The Board may at any time amend, suspend, or terminate this Plan.

14.2         Stockholder Approval.  The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options.  The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.

14.3         Effect.  No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification.  Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders.  The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence.  Those decisions shall be final, binding and conclusive.  Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Award Shares issued under such Awards even if those Award Shares are issued after the termination.

15.          Reserved Rights

15.1         Nonexclusivity of this Plan.  This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity based rights under other plans.

15.2         Unfunded Plan.  This Plan shall be unfunded.  Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience.  The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares.  The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan.  Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements.  No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company.  Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.

16.          Special Arrangements Regarding Award Shares

16.1         Escrow of Stock Certificates.  To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated.  The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.

16.2         Repurchase Rights

(a)           General.  If a Stock Award is subject to vesting conditions, the Company shall have the right, during the 90 days after the Awardee’s Termination, to repurchase any or all of the Award Shares that were unvested as of the date of that Termination.  The repurchase price shall be determined by the Administrator in accordance with this Section 16.2 which shall be either (i) the Purchase Price for the Award Shares (minus the amount of any cash dividends paid or payable with respect to the Award Shares for which the record date precedes the repurchase) or (ii) the lower of (A) the Purchase Price for the Shares or (B) the Fair Market Value of those Award Shares as of the date of the Termination.  The repurchase price shall be paid in cash.  The Company may assign this right of repurchase.

(b)           Procedure.  The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2.  However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares.  The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.

17.          Beneficiaries

An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death.  An Awardee may change such a designation at any time by written notice.  If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death.  If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution.  In any case, no Award may be exercised after its Expiration Date.

18.          Miscellaneous

18.1         Governing Law.  This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of Delaware.

18.2         Determination of Value.

Fair Market Value shall be determined as follows:

(a)           Listed Stock.  If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication.  If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred.  If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date.  If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.

(b)           Stock Quoted by Securities Dealer.  If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date.  If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.

(c)           No Established Market.  If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith.  The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend paying capacity, and non-operating assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.  Notwithstanding anything in Section 18 to the contrary, in the event that the Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer after the Effective Date, the Administrator shall take into account the valuation of the Company by the Bankruptcy Court in making a determination as to the Fair Market Value of the Shares.

18.3         Reservation of Shares.  During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.

18.4        Electronic Communications.  Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically.  Signatures may also be electronic if permitted by the Administrator.

18.5        Notices.  Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

Adopted by the Board on:

Approved by the stockholders on:

Effective date of this Plan:

[PEREGRINE SYSTEMS, INC.  LETTERHEAD]

Re:	Grant of [Incentive][Nonstatutory] Stock Option

Option Shares:	Grant Date:

Price per share:	Vesting Base Date:

Fully-Vested Date:

Option control no.:	Expiration Date:

Dear <PR_GIVEN_NAME>:

I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the Peregrine Systems, Inc.  2003 Equity Incentive Plan (the “Plan”).  To accept your stock option, please sign the enclosed copy of this letter agreement, have your spouse sign the spousal consent, and return them to {department name, mail-stop} {in the envelope provided}.

General terms

Your Option is intended to be [an incentive][a nonstatutory] option.  The basic terms of your Option grant are identified in the information block at the top of this letter agreement, but other important terms and conditions are described in this letter agreement and in the Plan.  We encourage you to carefully review the Plan, a copy of which is [enclosed] [available on request from our {Stock Administrator} {Human Resources Department}][and on the intranet at                     ].  Capitalized words in this letter agreement which are not defined in this letter agreement are defined in the Plan.  This letter agreement constitutes the Award Agreement called for in the Plan.

Purchase and payment

Subject to the Plan, [your option vests (becomes exercisable) [to the extent of 25% of the Option Shares one year after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), and then] in cumulative monthly increments of [2.0833]% of the Option Shares, calculated to the closest whole Share on each monthly anniversary of the Vesting Base Date, so that all Shares will become purchasable on the Fully-Vested Date shown above.

Notwithstanding anything to the contrary in this letter agreement, if you have a Company-initiated Termination without Cause within 12 months after the occurrence of a Change in Control, one half of the portion of this Option which would otherwise be unvested as of the date of your Termination under the provisions set forth above shall become vested as of the date of your Termination.  Furthermore, notwithstanding anything to the contrary in this letter agreement, upon the occurrence of a Change in Control, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.4 of the Plan, provided that the vesting of this Option shall be no less favorable to you than the vesting set forth in the preceding sentence.  Notwithstanding anything to the contrary in this letter agreement, in the event of a Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.4 of the Plan.

If you decide to purchase Shares under this Option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the Option Shares.  You may pay for the Option Shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in Section 6.4(c) of the Plan and permitted by the Administrator at the time you wish to exercise.  Shares available under this Option must be purchased, if at all, no later than the Expiration Date.

[Specify any other special provisions, such as acceleration of vesting.]

Acceleration of Vesting

Notwithstanding anything to the contrary in this letter agreement, in the event of a Change in Control or Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Sections 10.3 or 10.4 of the Plan.

Your Termination

In the event of your Termination for any reason other than death or disability (as defined in the Plan), this Option shall cease to be exercisable three months following your Termination date.  In the event of your Termination on account of disability, this Option shall cease to be exercisable six months following your Termination date.  In the event of your Termination on account of death, this Option shall cease to be exercisable 12 months following your Termination date.  In no event, however, may this Option be exercisable past the Expiration Date or for the Option Shares that were not yet vested as of your Termination date.

Limitations on Transfer

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during your lifetime only by you.  Subject to all of the other terms and conditions of this letter agreement, following your death, this Option may, to the extent it is vested and exercisable by you in accordance with its terms on the date of death, be exercised by your beneficiary or other person entitled to exercise this Option under the Plan in the event of your death.  Notwithstanding the first sentence of this paragraph, (i) if this Option is a Nonqualified Stock Option, this Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by your spouse who obtained such Option pursuant to such qualified domestic relations order, and (ii) this Option may be assigned, in connection with the your estate plan, in whole or in part, during your lifetime to one or more members of your immediate family or to a trust established exclusively for one or more of such immediate family members.  Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in

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such documents issued to the assignee as the Administrator deems appropriate.  For purposes of this paragraph, the term “immediate family” means your spouse, children, stepchildren, grandchildren and parents.

Community Property

Without prejudice to the actual rights of the spouses as between each other, for all purposes of this letter agreement, you shall be treated as agent and attorney-in-fact for that interest held or claimed by your spouse with respect to this Option and the parties hereto shall act in all matters as if you were the sole owner of this Option.  This appointment is coupled with an interest and is irrevocable.

Restrictions on Exercise

No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable laws, and all applicable listing requirements of any national securities exchange or other market system on which the Shares are then listed.  As a condition to the exercise of this Option, the Company may require you to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any applicable law.  You understand and acknowledge that, because the Company has recently emerged from a bankruptcy reorganization, the Company has not filed all reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that would enable it to be eligible to file a Registration Statement on Form S-8 relating to this Option.  Accordingly, you understand and acknowledge that a considerable period of time may pass before the Company is eligible to use Form S-8 with respect to this Option, and that the exercisability of this Option may be deferred for such period.

Disqualifying Dispositions of ISO Stock

You acknowledge that if the Option Shares acquired by exercise of an Incentive Stock Option is disposed of within two years after the Grant Date or within one year after such exercise, immediately prior to the disposition, you will promptly notify the Company in writing of the date and terms of the disposition and will provide such other information regarding the disposition as the Company may reasonably require.

Equitable Relief

You acknowledge that, in the event of a threatened or actual breach of any of the provisions of this agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage.  Accordingly, you agree that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this agreement.

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Arbitration

General.  Any controversy, dispute, or claim between the parties to this letter agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this letter agreement, the exercise of the Option or the disposition of the Option Shares, shall be settled exclusively by arbitration, before a single arbitrator, in accordance with these provisions and the then most applicable rules of the American Arbitration Association.  Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof.  Such arbitration shall be administered by the American Arbitration Association.  Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature.  Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief.  Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of San Diego, California.

Selection of Arbitrator.  In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at your option, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over San Diego, California.  If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot.  After each party has used four strikes, the remaining name on the list shall be the arbitrator.  If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

Applicability of Arbitration; Remedial Authority.  This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law.  In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator.  The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute.  The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation.  In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

Fees and Costs.  Any filing or administrative fees shall be borne initially by the party requesting arbitration.  The Company shall be responsible for the costs and fees of the arbitration, unless you wish to contribute (up to 50%) of the costs and fees of the arbitration.  Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent

4

permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

Award Final and Binding.  The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties.  If any of these arbitration provisions, or of this agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this agreement, and this agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration.  If a court should find that the arbitration provisions of this agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

Miscellaneous Provisions

Successors and Assigns.  Subject to the limitations set forth in this letter agreement, the benefits and obligations of this letter agreement will be binding on the executors, administrators, heirs, legal representatives, successors, and assigns of the parties.

Governing Law.  This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

Costs.  You will repay the Company for all costs and damages, including incidental and consequential damages and attorney’s fees, resulting from any transfer of the Option Shares which is not in compliance with the provisions of this letter agreement.

Notices.  All notices and other communications under this letter agreement shall be in writing.  Unless and until you are notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the agreement, if not delivered by hand or by telecopier, shall be mailed, addressed to:

Peregrine Systems, Inc.

Attention: Stock Option Plan

Administrator

3611 Valley Center Drive

San Diego, CA 92130

Communications.  Unless and until you notify the Company in writing to the contrary, all notices, communications, and documents intended for you and related to this letter agreement, if not delivered by hand or by telecopier, shall be mailed to your last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid.  All mailings and deliveries related to this letter agreement shall be deemed received when actually received, if by hand delivery or telecopier, and three business days after mailing, if by mail.  The Administrator may, by

5

notice to you in the form set forth above, specify that future notices and communications may be sent electronically in a manner acceptable to the Administrator.

Taxes.  You acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this letter agreement, including the grant or exercise of the Option or the sale of the Option Shares, and you are not relying on the Company or its representatives for an assessment of such tax consequences.  You have had adequate opportunity to consult with your personal tax advisor before submitting this letter agreement to the Company.

6

This is not an employment contract.  This letter agreement is not to be interpreted as a guarantee or contract of continuing employment.

We value your efforts and look forward to your continued contribution.

Sincerely,

John Mutch
CEO

I accept this option and agree to the terms of this offer letter agreement and the Plan.

, 200
Optionee signature	Date

SPOUSAL CONSENT

By his or her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing letter agreement and of the Plan.

OPTIONEE’S SPOUSE

Signature

Print Name

7

[PEREGRINE SYSTEMS, INC.  LETTERHEAD]

Re: Grant of [Incentive][Nonstatutory] Stock Option

Option Shares:	Grant Date:

Price per share:	Vesting Base Date:

Fully-Vested Date:

Option control no.:	Expiration Date:

Dear <PR_GIVEN_NAME>:

I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the Peregrine Systems, Inc.  2003 Equity Incentive Plan (the “Plan”).  To accept your stock option, please sign the enclosed copy of this letter agreement, have your spouse sign the spousal consent, and return them to {department name, mail-stop}{in the envelope provided}.

General terms

Your Option is intended to be [an incentive] [a nonstatutory] option.  The basic terms of your Option grant are identified in the information block at the top of this letter agreement, but other important terms and conditions are described in this letter agreement and in the Plan.  We encourage you to carefully review the Plan, a copy of which is [enclosed] [available on request from our {Stock Administrator} {Human Resources Department}][and on the intranet at                ].  Capitalized words in this letter agreement which are not defined in this letter agreement are defined in the Plan.  This letter agreement constitutes the Award Agreement called for in the Plan.

Purchase and payment

Subject to the Plan, [your option vests (becomes exercisable) [to the extent of 25% of the Option Shares one year after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), and then] in cumulative monthly increments of [2.0833]% of the Option Shares, calculated to the closest whole Share on each monthly anniversary of the Vesting Base Date, so that all Shares will become purchasable on the Fully-Vested Date shown above.

If you decide to purchase Shares under this Option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the Option Shares.  You may pay for the Option Shares (plus any associated withholding taxes) using cash, a check, a wire transfer or any other form of payment listed in Section 6.4(c) of the Plan and permitted by the Administrator at the time you wish to exercise.  Shares available under this Option must be purchased, if at all, no later than the Expiration Date.

[Specify any other special provisions, such as acceleration of vesting.]

Acceleration of Vesting

Notwithstanding anything to the contrary in this letter agreement, in the event of a Change in Control or Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Sections 10.3 or 10.4 of the Plan.

Your Termination

In the event of your Termination for any reason other than death or disability (as defined in the Plan), this Option shall cease to be exercisable three months following your Termination date.  In the event of your Termination on account of disability, this Option shall cease to be exercisable six months following your Termination date.  In the event of your Termination on account of death, this Option shall cease to be exercisable 12 months following your Termination date.  In no event, however, may this Option be exercisable past the Expiration Date or for the Option Shares that were not yet vested as of your Termination date.

Limitations on Transfer

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or to a beneficiary designated pursuant to the Plan, and may be exercised during your lifetime only by you.  Subject to all of the other terms and conditions of this letter agreement, following your death, this Option may, to the extent it is vested and exercisable by you in accordance with its terms on the date of death, be exercised by your beneficiary or other person entitled to exercise this Option under the Plan in the event of your death.  Notwithstanding the first sentence of this paragraph, if this Option is a Nonqualified Stock Option, this Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by your spouse who obtained such Option pursuant to such qualified domestic relations order.  Rights under the assigned portion may be exercised by the person or persons who acquire a proprietary interest in such Option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.

Community Property

Without prejudice to the actual rights of the spouses as between each other, for all purposes of this letter agreement, you shall be treated as agent and attorney-in-fact for that interest held or claimed by your spouse with respect to this Option and the parties hereto shall act in all matters as if you were the sole owner of this Option.  This appointment is coupled with an interest and is irrevocable.

Restrictions on Exercise

No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all

2

applicable laws, and all applicable listing requirements of any national securities exchange or other market system on which the Shares are then listed.  As a condition to the exercise of this Option, the Company may require you to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any applicable law.  You understand and acknowledge that, because the Company has recently emerged from a bankruptcy reorganization, the Company has not filed all reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that would enable it to be eligible to file a Registration Statement on Form S-8 relating to this Option.  Accordingly, you understand and acknowledge that a considerable period of time may pass before the Company is eligible to use Form S-8 with respect to this Option, and that the exercisability of this Option may be deferred for such period.

Disqualifying Dispositions of ISO Stock

You acknowledge that if the Option Shares acquired by exercise of an Incentive Stock Option is disposed of within two years after the Grant Date or within one year after such exercise, immediately prior to the disposition, you will promptly notify the Company in writing of the date and terms of the disposition and will provide such other information regarding the disposition as the Company may reasonably require.

Equitable Relief

You acknowledge that, in the event of a threatened or actual breach of any of the provisions of this agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage.  Accordingly, you agree that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this agreement.

Arbitration

General.  Any controversy, dispute, or claim between the parties to this letter agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this letter agreement, the exercise of the Option or the disposition of the Option Shares, shall be settled exclusively by arbitration, before a single arbitrator, in accordance with these provisions and the then most applicable rules of the American Arbitration Association.  Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof.  Such arbitration shall be administered by the American Arbitration Association.  Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature.  Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief.  Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of San Diego, California.

Selection of Arbitrator.  In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by

3

the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at your option, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over San Diego, California.  If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot.  After each party has used four strikes, the remaining name on the list shall be the arbitrator.  If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

Applicability of Arbitration; Remedial Authority.  This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law.  In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator.  The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute.  The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation.  In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

Fees and Costs.  Any filing or administrative fees shall be borne initially by the party requesting arbitration.  The Company shall be responsible for the costs and fees of the arbitration, unless you wish to contribute (up to 50%) of the costs and fees of the arbitration.  Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

Award Final and Binding.  The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties.  If any of these arbitration provisions, or of this agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this agreement, and this agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration.  If a court should find that the arbitration provisions of this agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

4

Miscellaneous Provisions

Successors and Assigns.  Subject to the limitations set forth in this letter agreement, the benefits and obligations of this letter agreement will be binding on the executors, administrators, heirs, legal representatives, successors, and assigns of the parties.

Governing Law.  This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

Costs.  You will repay the Company for all costs and damages, including incidental and consequential damages and attorney’s fees, resulting from any transfer of the Option Shares which is not in compliance with the provisions of this letter agreement.

Notices.  All notices and other communications under this letter agreement shall be in writing.  Unless and until you are notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the agreement, if not delivered by hand or by telecopier, shall be mailed, addressed to:

Peregrine Systems, Inc.

Attention: Stock Option Plan

Administrator

3611 Valley Center Drive

San Diego, CA 92130

Communications.  Unless and until you notify the Company in writing to the contrary, all notices, communications, and documents intended for you and related to this letter agreement, if not delivered by hand or by telecopier, shall be mailed to your last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid.  All mailings and deliveries related to this letter agreement shall be deemed received when actually received, if by hand delivery or telecopier, and three business days after mailing, if by mail.  The Administrator may, by notice to you in the form set forth above, specify that future notices and communications may be sent electronically in a manner acceptable to the Administrator.

Taxes.  You acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this letter agreement, including the grant or exercise of the Option or the sale of the Option Shares, and you are not relying on the Company or its representatives for an assessment of such tax consequences.  You have had adequate opportunity to consult with your personal tax advisor before submitting this letter agreement to the Company.

5

This is not an employment contract.  This letter agreement is not to be interpreted as a guarantee or contract of continuing employment.

We value your efforts and look forward to your continued contribution.

Sincerely,

John Mutch
CEO

I accept this option and agree to the terms of this offer letter agreement and the Plan.

, 200
Optionee signature	Date

SPOUSAL CONSENT

By his or her signature below, the spouse of the Optionee agrees to be bound by all of the terms and conditions of the foregoing letter agreement and of the Plan.

OPTIONEE’S SPOUSE

Signature

Print Name

6

Grant of Nonstatutory Stock Option

Option Shares:	Grant Date:

Price per Share:	Vesting Base Date:

Fully Vested Date:

Option Control No:	Expiration Date:

Dear:

I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the Peregrine Systems, Inc.  2003 Equity Incentive Plan (the “Plan”).  To accept your stock option, please sign the enclosed copy of this letter agreement and return it to {department name, mail-stop} {in the envelope provided}.

General terms

It is intended that your Option will qualify as an “approved option” for UK tax purposes.  The Company is currently in discussions with the UK Inland Revenue regarding the tax treatment of your Option and you will be notified in due course of the outcome of these discussions.  The basic terms of your Option grant are identified in the information block at the top of this letter agreement, but other important terms and conditions are described in this letter agreement and in the Plan.  For the purposes of this letter agreement, “Plan” includes the terms of the UK sub-plan adopted by the Company in order to allow the grant of tax-approved options to UK employees (the “UK Sub-Plan”).  We encourage you to carefully review the Plan, a copy of which is available on the intranet at http://falconnet.peregrine.com/stock_plan_admin/index.cfm?objectID=E752A718-60E3-4892-A72AF8449EA248D2.

Capitalized words in this letter agreement, which are not defined in this letter agreement, are defined in the Plan.  This letter agreement constitutes the Award Agreement called for in the Plan.

If the terms of this letter agreement differ from the rules of the Plan and/or the UK legislation governing approved options, the rules and that legislation will take precedence.

Purchase and payment

Subject to the Plan, your option vests (becomes exercisable) to the extent of 25% of the Option Shares one year after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), and then in cumulative monthly increments of 2.0833% of the Option Shares, calculated to the closest whole Share on each monthly anniversary of the Vesting Base Date, so that all Shares will become purchasable on the Fully-Vested Date shown above.  (You should, however, note that you will not obtain favourable tax treatment in the UK on the exercise of your option unless you have held the option for at least 3 years before exercising it.)

Notwithstanding anything to the contrary in this letter agreement, if a person obtains Control of the Company in one of the ways specified in clause 10 of the UK-Sub-Plan or a Fundamental Transaction occurs, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.3 or 10.4 of the Plan, provided that the vesting of this Option shall be no less favorable to you than the vesting set forth in this letter agreement.

If you decide to purchase Shares under this Option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the Option Shares.  You may pay for the Option Shares (plus any associated withholding taxes) using cash, a check, a wire transfer or a promissory note (or any combination of those methods).  Shares available under this Option must be purchased, if at all, no later than the Expiration Date.

Acceleration of Vesting

Notwithstanding anything to the contrary in this letter agreement, in the event that a person obtains Control of the Company in one of the ways specified in clause 10 of the UK Sub-Plan or a Fundamental Transaction occurs, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Sections 10.3 or 10.4 of the Plan.

Your Termination

In the event of your Termination for any reason other than death or disability (as defined in the Plan), this Option shall cease to be exercisable three months following your Termination date.  In the event of your Termination on account of disability, this Option shall cease to be exercisable six months following your Termination date.  In the event of your Termination on account of death, this Option shall cease to be exercisable 12 months following your Termination date.  In no event, however, may this Option be exercisable past the Expiration Date or for the Option Shares that were not yet vested as of your Termination date.

Limitations on Transfer

This Option may not be transferred in any manner, and may be exercised during your lifetime only by you.  Subject to all of the other terms and conditions of this letter agreement, following your death, this Option may, to the extent it is vested and exercisable by you in accordance with its terms on the date of death, be exercised by your personal representatives.

Restrictions on Exercise

No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable laws, and all applicable listing requirements of any national securities exchange

2

or other market system on which the Shares are then listed.  As a condition to the exercise of this Option, the Company may require you to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any applicable law.  You understand and acknowledge that, because the Company has recently emerged from a bankruptcy reorganization, the Company has not filed all reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that would enable it to be eligible to file a Registration Statement on Form S-8 relating to this Option.  Accordingly, you understand and acknowledge that a considerable period of time may pass before the Company is eligible to use Form S-8 with respect to this Option, and that the exercisability of this Option may be deferred for such period.

Equitable Relief

You acknowledge that, in the event of a threatened or actual breach of any of the provisions of this agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage.  Accordingly, you agree that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this agreement.

Arbitration

General.  Any controversy, dispute, or claim between the parties to this letter agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this letter agreement, the exercise of the Option or the disposition of the Option Shares, shall be settled exclusively by arbitration, before a single arbitrator, in accordance with these provisions and the then most applicable rules of the American Arbitration Association.  Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof.  Such arbitration shall be administered by the American Arbitration Association.  Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature.  Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief.  Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of San Diego, California.

Selection of Arbitrator.  In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at your option, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over San Diego, California.  If the parties are unable to agree upon an arbitrator from the list so drawn, then the parties shall each strike names alternately from the list, with the first to strike being determined by lot.  After each party has used four strikes, the remaining name on the list shall be the arbitrator.  If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

3

Applicability of Arbitration; Remedial Authority.  This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law.  In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator.  The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute.  The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation.  In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

Fees and Costs.  Any filing or administrative fees shall be borne initially by the party requesting arbitration.  The Company shall be responsible for the costs and fees of the arbitration, unless you wish to contribute (up to 50%) of the costs and fees of the arbitration.  Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

Award Final and Binding.  The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties.  If any of these arbitration provisions, or of this agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this agreement, and this agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration.  If a court should find that the arbitration provisions of this agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

Miscellaneous Provisions

Successors and Assigns.  Subject to the limitations set forth in this letter agreement, the benefits and obligations of this letter agreement will be binding on the executors, administrators, heirs, legal representatives, successors, and assigns of the parties.

Governing Law.  This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

4

Costs.  You will repay the Company for all costs and damages, including incidental and consequential damages and attorney’s fees, resulting from any transfer of the Option Shares which is not in compliance with the provisions of this letter agreement.

Notices.  All notices and other communications under this letter agreement shall be in writing.  Unless and until you are notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the agreement, if not delivered by hand or by telecopier, shall be mailed, addressed to:

Peregrine Systems, Inc.

Attention: Stock Option Plan

Administrator

3611 Valley Center Drive

San Diego, CA 92130

Communications.  Unless and until you notify the Company in writing to the contrary, all notices, communications, and documents intended for you and related to this letter agreement, if not delivered by hand or by telecopier, shall be mailed to your last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid.  All mailings and deliveries related to this letter agreement shall be deemed received when actually received, if by hand delivery or telecopier, and three business days after mailing, if by mail.  The Administrator may, by notice to you in the form set forth above, specify that future notices and communications may be sent electronically in a manner acceptable to the Administrator.

Taxes.  You acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this letter agreement, including the grant or exercise of the Option or the sale of the Option Shares, and you are not relying on the Company or its representatives for an assessment of such tax consequences.  You have had adequate opportunity to consult with your personal tax advisor before submitting this letter agreement to the Company.

This is not an employment contract.  This letter agreement is not to be interpreted as a guarantee or contract of continuing employment.

We value your efforts and look forward to your continued contribution.

Sincerely,

/s/ John Mutch
John Mutch
CEO

I accept this option and agree to the terms of this offer letter agreement and the Plan.

, 200
Optionee signature	Date

5

Grant of Nonstatutory Stock Option

Option Shares:	Grant Date:

Price per Share:	Vesting Base Date:

Fully Vested Date:

Option Control No:	Expiration Date:

Dear:

I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the Peregrine Systems, Inc.  2003 Equity Incentive Plan (the “Plan”).  To accept your stock option, please sign the enclosed copy of this letter agreement and return it to {department name, mail-stop} {in the envelope provided}.

General terms

It is intended that your Option will qualify as an “approved option” for UK tax purposes.  The Company is currently in discussions with the UK Inland Revenue regarding the tax treatment of your Option and you will be notified in due course of the outcome of these discussions.  The basic terms of your Option grant are identified in the information block at the top of this letter agreement, but other important terms and conditions are described in this letter agreement and in the Plan.  For the purposes of this letter agreement, “Plan” includes the terms of the UK sub-plan adopted by the Company in order to allow the grant of tax-approved options to UK employees (the “UK Sub-Plan”).  We encourage you to carefully review the Plan, a copy of which is available on the intranet at http://falconnet.peregrine.com/stockjplan_admin/index.cfm?obiectID=E752A718-60E3-4892-A72AF8449EA248D2.

Capitalized words in this letter agreement, which are not defined in this letter agreement, are defined in the Plan.  This letter agreement constitutes the Award Agreement called for in the Plan.

If the terms of this letter agreement differ from the rules of the Plan and/or the UK legislation governing approved options, the rules and that legislation will take precedence.

Purchase and payment

Subject to the Plan, your option vests (becomes exercisable) to the extent of 25% of the Option Shares one year after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), and then in cumulative monthly increments of 2.0833% of the Option Shares, calculated to the closest whole Share on each monthly anniversary of the Vesting Base Date, so that all Shares will become purchasable on the Fully-Vested Date shown above.  (You should, however, note that you will not obtain favourable tax treatment in the UK on the exercise of your option unless you have held the option for at least 3 years before exercising it.)

Notwithstanding anything to the contrary in this letter agreement, if you have a Company-initiated Termination without Cause within twelve (12) months after the occurrence of a Change in Control, one half of the portion of this Option which would otherwise be unvested as of the date of your Termination under the provisions set forth above shall become vested as of the date of your Termination.  If a person obtains Control of the Company in one of the ways specified in clause 10 of the UK-Sub-Plan or a Fundamental Transaction occurs, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.3 or 10.4 of the Plan, provided that the vesting of this Option shall be no less favorable to you than the vesting set forth in this letter agreement.

If you decide to purchase Shares under this Option, you will be required to submit a completed exercise agreement on a form approved by the Company, together with payment for the Option Shares.  You may pay for the Option Shares (plus any associated withholding taxes) using cash, a check, a wire transfer or a promissory note (or any combination of those methods).  Shares available under this Option must be purchased, if at all, no later than the Expiration Date.

Acceleration of Vesting

Notwithstanding anything to the contrary in this letter agreement, in the event that a person obtains Control of the Company in one of the ways specified in clause 10 of the UK Sub-Plan or a Fundamental Transaction occurs, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Sections 10.3 or 10.4 of the Plan.

Your Termination

In the event of your Termination for any reason other than death or disability (as defined in the Plan), this Option shall cease to be exercisable three months following your Termination date.  In the event of your Termination on account of disability, this Option shall cease to be exercisable six months following your Termination date.  In the event of your Termination on account of death, this Option shall cease to be exercisable 12 months following your Termination date.  In no event, however, may this Option be exercisable past the Expiration Date or for the Option Shares that were not yet vested as of your Termination date.

Limitations on Transfer

This Option may not be transferred in any manner, and may be exercised during your lifetime only by you.  Subject to all of the other terms and conditions of this letter agreement, following your death, this Option may, to the extent it is vested and exercisable by you in accordance with its terms on the date of death, be exercised by your personal representatives.

2

Restrictions on Exercise

No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable laws, and all applicable listing requirements of any national securities exchange or other market system on which the Shares are then listed.  As a condition to the exercise of this Option, the Company may require you to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any applicable law.  You understand and acknowledge that, because the Company has recently emerged from a bankruptcy reorganization, the Company has not filed all reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that would enable it to be eligible to file a Registration Statement on Form S-8 relating to this Option.  Accordingly, you understand and acknowledge that a considerable period of time may pass before the Company is eligible to use Form S-8 with respect to this Option, and that the exercisability of this Option may be deferred for such period.

Equitable Relief

You acknowledge that, in the event of a threatened or actual breach of any of the provisions of this agreement, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage.  Accordingly, you agree that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this agreement.

Arbitration

General.  Any controversy, dispute, or claim between the parties to this letter agreement, including any claim arising out of, in connection with, or in relation to the formation, interpretation, performance or breach of this letter agreement, the exercise of the Option or the disposition of the Option Shares, shall be settled exclusively by arbitration, before a single arbitrator, in accordance with these provisions and the then most applicable rules of the American Arbitration Association.  Judgment upon any award rendered by the arbitrator may be entered by any state or federal court having jurisdiction thereof.  Such arbitration shall be administered by the American Arbitration Association.  Arbitration shall be the exclusive remedy for determining any such dispute, regardless of its nature.  Notwithstanding the foregoing, either party may in an appropriate matter apply to a court for provisional relief, including a temporary restraining order or a preliminary injunction, on the ground that the award to which the applicant may be entitled in arbitration may be rendered ineffectual without provisional relief.  Unless mutually agreed by the parties otherwise, any arbitration shall take place in the City of San Diego, California.

Selection of Arbitrator.  In the event the parties are unable to agree upon an arbitrator, the parties shall select a single arbitrator from a list of nine arbitrators drawn by the parties at random from the “Independent” (or “Gold Card”) list of retired judges or, at your option, from a list of nine persons (which shall be retired judges or corporate or litigation attorneys experienced in stock options and buy-sell agreements) provided by the office of the American Arbitration Association having jurisdiction over San Diego, California.  If the parties are unable to agree upon an arbitrator from the list so drawn, then

3

the parties shall each strike names alternately from the list, with the first to strike being determined by lot.  After each party has used four strikes, the remaining name on the list shall be the arbitrator.  If such person is unable to serve for any reason, the parties shall repeat this process until an arbitrator is selected.

Applicability of Arbitration; Remedial Authority.  This agreement to resolve any disputes by binding arbitration shall extend to claims against any parent, subsidiary or affiliate of each party, and, when acting within such capacity, any officer, director, shareholder, employee or agent of each party, or of any of the above, and shall apply as well to claims arising out of state and federal statutes and local ordinances as well as to claims arising under the common law.  In the event of a dispute subject to this paragraph the parties shall be entitled to reasonable discovery subject to the discretion of the arbitrator.  The remedial authority of the arbitrator (which shall include the right to grant injunctive or other equitable relief) shall be the same as, but no greater than, would be the remedial power of a court having jurisdiction over the parties and their dispute.  The arbitrator shall, upon an appropriate motion, dismiss any claim without an evidentiary hearing if the party bringing the motion establishes that he or it would be entitled to summary judgment if the matter had been pursued in court litigation.  In the event of a conflict between the applicable rules of the American Arbitration Association and these procedures, the provisions of these procedures shall govern.

Fees and Costs.  Any filing or administrative fees shall be borne initially by the party requesting arbitration.  The Company shall be responsible for the costs and fees of the arbitration, unless you wish to contribute (up to 50%) of the costs and fees of the arbitration.  Notwithstanding the foregoing, the prevailing party in such arbitration, as determined by the arbitrator, and in any enforcement or other court proceedings, shall be entitled, to the extent permitted by law, to reimbursement from the other party for all of the prevailing party’s costs (including but not limited to the arbitrator’s compensation), expenses, and attorneys’ fees.

Award Final and Binding.  The arbitrator shall render an award and written opinion, and the award shall be final and binding upon the parties.  If any of these arbitration provisions, or of this agreement, are determined to be unlawful or otherwise unenforceable, in whole or in part, such determination shall not affect the validity of the remainder of this agreement, and this agreement shall be reformed to the extent necessary to carry out its provisions to the greatest extent possible and to insure that the resolution of all conflicts between the parties, including those arising out of statutory claims, shall be resolved by neutral, binding arbitration.  If a court should find that the arbitration provisions of this agreement are not absolutely binding, then the parties intend any arbitration decision and award to be fully admissible in evidence in any subsequent action, given great weight by any finder of fact, and treated as determinative to the maximum extent permitted by law.

Miscellaneous Provisions

Successors and Assigns.  Subject to the limitations set forth in this letter agreement, the benefits and obligations of this letter agreement will be binding on the executors, administrators, heirs, legal representatives, successors, and assigns of the parties.

4

Governing Law.  This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

Costs.  You will repay the Company for all costs and damages, including incidental and consequential damages and attorney’s fees, resulting from any transfer of the Option Shares which is not in compliance with the provisions of this letter agreement.

Notices.  All notices and other communications under this letter agreement shall be in writing.  Unless and until you are notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the agreement, if not delivered by hand or by telecopier, shall be mailed, addressed to:

Peregrine Systems, Inc.

Attention: Stock Option Plan

Administrator

3611 Valley Center Drive

San Diego, CA 92130

Communications.  Unless and until you notify the Company in writing to the contrary, all notices, communications, and documents intended for you and related to this letter agreement, if not delivered by hand or by telecopier, shall be mailed to your last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid.  All mailings and deliveries related to this letter agreement shall be deemed received when actually received, if by hand delivery or telecopier, and three business days after mailing, if by mail.  The Administrator may, by notice to you in the form set forth above, specify that future notices and communications may be sent electronically in a manner acceptable to the Administrator.

Taxes.  You acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this letter agreement, including the grant or exercise of the Option or the sale of the Option Shares, and you are not relying on the Company or its representatives for an assessment of such tax consequences.  You have had adequate opportunity to consult with your personal tax advisor before submitting this letter agreement to the Company.

This is not an employment contract.  This letter agreement is not to be interpreted as a guarantee or contract of continuing employment.

We value your efforts and look forward to your continued contribution.

Sincerely,

/s/ John Mutch
John Mutch
CEO

5

I accept this option and agree to the terms of this offer letter agreement and the Plan.

, 200
Optionee signature	Date

6

Stock Option Grant Letter

Option Shares:	Grant Date:

Price per Share:	Vesting Base Date:

Fully-Vested Date:

Option Control No:	Expiration Date:

Sale Restriction End Date:

Dear:

I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the 2003 Equity Incentive Plan of Peregrine Systems, Inc.  (the “Plan”).  To acknowledge receipt of your stock option, please sign the enclosed copy of this Option Grant Letter and return it to the Finance Department {in the envelope provided}.

General terms

Your Option is intended to benefit from the preferred tax regime applicable to qualified stock options under French law.  The basic terms of your Option Grant are identified in the information block at the top of this Option Grant Letter, but other important terms and conditions are described in this Option Grant Letter and in the Plan.  For the purposes of this Option Grant Letter, “Plan” includes the terms of the French sub-plan adopted by the Company in order to allow the grant of options to French employees (the “French Sub-Plan”) We encourage you to carefully review the Plan, a copy of which is available on the intranet at http://falconnet.peregrine.com/stock_plan_admin/index.cfm?objectID=E752A718-60E3-4892-A72AF8449EA248D2.

Capitalized words in this Option Grant Letter, which are not defined in this Option Grant Letter, are defined in the Plan.  This Option Grant Letter constitutes the document evidencing the grant of an Award called for in the Plan.

If the terms of this Option Grant Letter differ from the rules of the French Sub-Plan the rules of the French Sub-Plan shall prevail.  A French translation of this Option Grant Letter shall be made available to you for information purposes only.  In the event of any conflict between the terms of this Option Grant Letter and the French translation of the Option Grant Letter, the English language version shall prevail.

Purchase and payment

Subject to the Plan, your option vests (becomes exercisable) to the extent of 25% of the Option Shares one year after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), the so-called first Initial Exercise Date, and then in cumulative monthly increments of 2.0833% of the Option Shares (Initial Exercise Date, calculated to the closest whole Share on each monthly anniversary of the Vesting Base Date), so that all Shares will become purchasable on the Fully-Vested Date shown above, subject to your continuing status as an Employee on each vesting date.

Notwithstanding anything to the contrary in this Option Grant Letter, if you have a Company-initiated Termination without Cause within 12 months after the occurrence of a Change in Control, one half of the portion of this Option which would otherwise be unvested as of the date of your Termination under the provisions set forth above shall become vested as of the date of your Termination.  Furthermore, notwithstanding anything to the contrary in this Option Grant Letter, upon the occurrence of a Change in Control, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.4 of the US Plan and Section 12(c) of the French Sub Plan, provided that the vesting of this Option shall be no less favourable to you than the vesting set forth in the preceding sentence.  Notwithstanding anything to the contrary in this Option Grant Letter, in the event of a Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.3 of the US Plan and Section 12(c) of the French Sub Plan.(1)

If you decide to purchase Shares under this Option, you will be required to submit a completed exercise notice on a form approved by the Company, together with payment for the Option Shares, and in accordance the procedure for exercise provided for in Section 10 (a) of the French Sub-Plan.  You may pay for the Option Shares (plus any associated withholding taxes and broker fees) using cash, a check, a wire transfer or any other form of payment listed in Section 9 (d) of the French Sub-Plan and permitted by the Administrator at the time you wish to exercise.  Shares available under this Option must be purchased, if at all, no later than the Expiration Date.

Acceleration of Vesting

Notwithstanding anything to the contrary in this Option Grant Letter, in the event of a Change in Control or Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Sections 10.3 or 10.4 of the US Plan and Section 12(c) of the French Sub Plan(2).

Your Termination

In the event of your Termination for any reason other than death, disability or retirement (as defined in section 10 (c), (d) and (e) of the French Sub-Plan), this Option shall cease to be exercisable three months following your Termination date.  In the event of your Termination on account of disability, this Option shall cease to be exercisable six months following your Termination date in accordance with section 10 (c) of the French Sub-Plan.  In the event of your Termination on account of death, this Option shall cease to be exercisable six months following the date of your death in accordance with section 10 (d) of the French Sub-Plan.  In the event of your Termination on account of retirement, this Option

(1) You should however note that in these circumstances you may not benefit from the preferred tax treatment in France.

(2) You should however note that in these circumstances you may not benefit from the preferred tax treatment in France.

2

shall cease to be exercisable before the beginning of the 3-months period preceding the date of your Termination date for Options vested before this date in accordance with section 10 (e) of the French Sub-Plan.  In no event, however, may this Option be exercisable past the Expiration Date or for the Option Shares that were not yet vested as of your Termination date, except as otherwise provided in Section 10(d) and (e) of the French Sub-Plan.

Limitations on Transfer

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during your lifetime only by you.  No shares subject to this Option may be exercised, sold or transferred in any manner whatsoever except through the Authorised Broker, as defined in Section 2(b) of the French Sub-Plan.  Subject to all of the other terms and conditions of this Option Grant Letter, following your death, this Option may, to the extent it is vested and exercisable by you in accordance with its terms on the date of death, be exercised by your heirs or legal representatives in the event of your death.

Restrictions on Exercise

No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the United States of America Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable laws, and all applicable listing requirements of any national securities exchange or other market system on which the Shares are then listed.  As a condition to the exercise of this Option, the Company may require you to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any applicable law.  You understand and acknowledge that, because the Company has recently emerged from a bankruptcy reorganization, the Company has not filed all reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that would enable it to be eligible to file a Registration Statement on Form S-8 relating to this Option.  Accordingly, you understand and acknowledge that a considerable period of time may pass before the Company is eligible to use Form S-8 with respect to this Option, and that the exercisability of this Option may be deferred for such period.

Restrictions on Sale

Except in the event of Optionee’s disability, death, or retirement, as set forth in Sections 10(c), (d) and (e) of the French Sub-Plan, the Shares subject to this Option shall not be transferred, assigned, hypothecated or sold in any manner otherwise than by will or by the laws of descent or distribution before the Sale Restriction End Date, as defined above.

In this respect, the Option Shares acquired upon exercise of the Options cannot be sold:

(i)                                     for the 25% of Option Shares that vest one year after the Vesting Base Date, before the expiry of three years from the first Initial Exercise Date;

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(ii)                                  for each cumulative monthly increment of 2.0833% of the Option Shares that vest as set out in the Option Grant Letter, before the expiry of three years from the relevant Initial Exercise Date, less the number of whole months between the first Initial Exercise Date (relating to the 25% of Option Shares) and the relevant Initial Exercise Date, whenever that shall be.(3)

Equitable Relief

You acknowledge that, in the event of a threatened or actual breach of any of the provisions of this grant letter, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage.  Accordingly, you agree that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this grant letter.

Miscellaneous Provisions

Successors.  Subject to the limitations set forth in this Option Grant Letter, the benefits and obligations of this Option Grant Letter will be binding on the executors, administrators, heirs, legal representatives and successors of the parties.

Governing Law.  This Option Grant Letter shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

Costs.  You will repay the Company for all costs and damages, including incidental and consequential damages and attorney’s fees, resulting from any transfer of the Option Shares which is not in compliance with the provisions of this Option Grant Letter in particular and the Plan in general.

Notices.  All notices and other communications under this Option Grant Letter shall be in writing.  Unless and until you are notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Option Grant Letter, if not delivered by hand or by telecopier, shall be mailed, addressed to:

Peregrine Systems, Inc.

Attention: Stock Option Plan

Administrator

(3)                                  Working example

Assuming a date of grant of the Option : 01.01. Year 2004

25% of the Option shall vest on 01.01.  Year 2005.  The restriction on sale of this portion of the Option lapses 3 years as from the Initial Exercise Date i.e.  01.01.Year 2008.

Then, a further 1/36 of the Option shall vest on 01.02.Year 2005.  The restriction on sale applicable to this portion of the Option lapses 3 years less the number of months between the first Initial Exercise Date (0l.0l.Year 2005) and the relevant Initial Exercise Date (01.02.Year 2005) i.e., 35 months (36 months less one month), as from the relevant Initial Exercise Date of this portion of Option (01.02.Year 2005) so that the Sale Restriction End Date is 01.01.Year 2008.

In practice, the restriction on sale always expires 4 years after the date of grant.

4

3611 Valley Center Drive

San Diego, CA 92130

Communications.  Unless and until you notify the Company in writing to the contrary, all notices, communications, and documents intended for you and related to this Option Grant Letter, if not delivered by hand or by telecopier, shall be mailed to your last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid.  All mailings and deliveries related to this Option Grant Letter shall be deemed received when actually received, if by hand delivery or telecopier, and three business days after mailing, if by mail.  The Administrator may, by notice to you in the form set forth above, specify that future notices and communications may be sent electronically in a manner acceptable to the Administrator.

Taxes.  You acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Option Grant Letter, including the grant or exercise of the Option or the sale of the Option Shares, and you are not relying on the Company or its representatives for an assessment of such tax consequences.  You have had adequate opportunity to consult with your personal tax advisor before submitting this Option Grant Letter to the Company.

This is not an employment contract.  This Option Grant Letter is not to be interpreted as a guarantee or contract of continuing employment.

We value your efforts and look forward to your continued contribution.

Sincerely,

/s/ John Mutch
John Mutch
CEO

I acknowledge receipt of this Option Grant Letter and declare that I fully understand all the terms and conditions of the Plan and this Option Grant Letter.

[I understand that, in order to perform its requirements under this Plan, my Employer and/or Peregrine Systems, Inc. or any agent apppointed by Peregrine Systems Inc., may process personal data and/or sensitive personal data about me.  Such data include but are not limited to the information provided on the Payroll Deduction Authorisation form and any changes thereto, other appropriate personal and financial data about me, and information about the amount in my Plan account and my purchases under the Plan from time to time.  I hereby give my explicit consent to my Employer and/or Peregrine Systems Inc., or any agent appointed by Peregrine Inc.  to process any such personal data and/or sensitive personal data for the exclusive purpose of administrating the Plan, excluding other transfers of data unrelated to the Plan’s aim.  I understand that in some of the countries outside the European Union, regulations on the protection of personal data may be weaker than those existing in the European Union, or non-existent.  I also hereby give my explicit consent to my

5

Employer and/or Peregrine Systems, Inc to transfer any such personal data and/or sensitive personal data outside the country in which I work or am employed and outside the European Union.  The legal persons for whom my personal data are intended are my Employer and any independent agent or contractor appointed by my Employer or Peregrine Systems, Inc.

I have been informed of my right of access and correction to my personal data.  I understand that completion of this form is required for my enrolment in the Plan].

, 200
Optionee signature	Date

6

Stock Option Grant Letter

Option Shares:	Grant Date:

Price per Share:	Vesting Base Date:

Fully Vested Date:

Option Control No:	Expiration Date:

Sale Restriction End Date:

Dear:

I am pleased to confirm that the Company has granted you an option to purchase shares of our common stock under the 2003 Equity Incentive Plan of Peregrine Systems, Inc.  (the “Plan”).  To acknowledge receipt of your stock option, please sign the enclosed copy of this Option Grant Letter and return it to the Finance Department {in the envelope provided}.

General terms

Your Option is intended to benefit from the preferred tax regime applicable to qualified stock options under French law.  The basic terms of your Option Grant are identified in the information block at the top of this Option Grant Letter, but other important terms and conditions are described in this Option Grant Letter and in the Plan.  For the purposes of this Option Grant Letter, “Plan” includes the terms of the French sub-plan adopted by the Company in order to allow the grant of options to French employees (the “French Sub-Plan”) We encourage you to carefully review the Plan, a copy of which is available on the intranet at http://falconnet.peregrine.com/stock_plan_admin/index.cfm?objectID=E752A718-60E3-4892-A72AF8449EA248D2.

Capitalized words in this Option Grant Letter, which are not defined in this Option Grant Letter, are defined in the Plan.  This Option Grant Letter constitutes the document evidencing the grant of an Award called for in the Plan.

If the terms of this Option Grant Letter differ from the rules of the French Sub-Plan the rules of the French Sub-Plan shall prevail.  A French translation of this Option Grant Letter shall be made available to you for information purposes only.  In the event of any conflict between the terms of this Option Grant Letter and the French translation of the Option Grant Letter, the English language version shall prevail.

Purchase and payment

Subject to the Plan, your option vests (becomes exercisable) to the extent of 25% of the Option Shares one year after the Vesting Base Date (or, if no Vesting Base Date is specified, the Grant Date), the so-called first Initial Exercise Date, and then in cumulative monthly increments of 2.0833% of the Option Shares (Initial Exercise Date, calculated to the closest whole Share on each monthly anniversary of the Vesting Base Date), so that all Shares will become purchasable on the Fully-Vested Date shown above, subject to your continuing status as an Employee on each vesting date.

Notwithstanding anything to the contrary in this Option Grant Letter, upon the occurrence of a Change in Control, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.4 of the US Plan and Section 12(c) of the French Sub Plan, provided that the vesting of this Option shall be no less favourable to you than the vesting set forth in the preceding sentence.  Notwithstanding anything to the contrary in this Option Grant Letter, in the event of a Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Section 10.3 of the US Plan and Section 12(c) of the French Sub Plan.(1)

If you decide to purchase Shares under this Option, you will be required to submit a completed exercise notice on a form approved by the Company, together with payment for the Option Shares, and in accordance the procedure for exercise provided for in Section 10 (a) of the French Sub-Plan.  You may pay for the Option Shares (plus any associated withholding taxes and broker fees) using cash, a check, a wire transfer or any other form of payment listed in Section 9 (d) of the French Sub-Plan and permitted by the Administrator at the time you wish to exercise.  Shares available under this Option must be purchased, if at all, no later than the Expiration Date.

Acceleration of Vesting

Notwithstanding anything to the contrary in this Option Grant Letter, in the event of a Change in Control or Fundamental Transaction, the Company’s Board of Directors may, in its discretion, take any or all of the steps set forth in Sections 10.3 or 10.4 of the US Plan and Section 12(c) of the French Sub Plan(2).

Your Termination

In the event of your Termination for any reason other than death, disability or retirement (as defined in section 10 (c), (d) and (e) of the French Sub-Plan), this Option shall cease to be exercisable three months following your Termination date.  In the event of your Termination on account of disability, this Option shall cease to be exercisable six months following your Termination date in accordance with section 10 (c) of the French Sub-Plan.  In the event of your Termination on account of death, this Option shall cease to be exercisable six months following the date of your death in accordance with section 10 (d) of the French Sub-Plan.  In the event of your Termination on account of retirement, this Option shall cease to be exercisable before the beginning of the 3-months period preceding the date of your Termination date for Options vested before this date in accordance with section 10 (e) of the French Sub-Plan.  In no event, however, may this Option be exercisable past the Expiration Date or for the Option Shares that were not yet vested as of your Termination date, except as otherwise provided in Section 10(d) and (e) of the French Sub-Plan.

(1) You should however note that in these circumstances you may not benefit from the preferred tax treatment in France.

(2) You should however note that in these circumstances you may not benefit from the preferred tax treatment in France.

2

Limitations on Transfer

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during your lifetime only by you.  No shares subject to this Option may be exercised, sold or transferred in any manner whatsoever except through the Authorised Broker, as defined in Section 2(b) of the French Sub-Plan.  Subject to all of the other terms and conditions of this Option Grant Letter, following your death, this Option may, to the extent it is vested and exercisable by you in accordance with its terms on the date of death, be exercised by your heirs or legal representatives in the event of your death.

Restrictions on Exercise

No Shares will be issued pursuant to the exercise of this Option unless and until there shall have been full compliance with all applicable requirements of the United States of America Securities Act of 1933, as amended (whether by registration or satisfaction of exemption conditions), all applicable laws, and all applicable listing requirements of any national securities exchange or other market system on which the Shares are then listed.  As a condition to the exercise of this Option, the Company may require you to make any representation and warranty to the Company as may be necessary or appropriate, in the judgment of the Administrator, to comply with any applicable law.  You understand and acknowledge that, because the Company has recently emerged from a bankruptcy reorganization, the Company has not filed all reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, that would enable it to be eligible to file a Registration Statement on Form S-8 relating to this Option.  Accordingly, you understand and acknowledge that a considerable period of time may pass before the Company is eligible to use Form S-8 with respect to this Option, and that the exercisability of this Option may be deferred for such period.

Restrictions on Sale

Except in the event of Optionee’s disability, death, or retirement, as set forth in Sections 10(c), (d) and (e) of the French Sub-Plan, the Shares subject to this Option shall not be transferred, assigned, hypothecated or sold in any manner otherwise than by will or by the laws of descent or distribution before the Sale Restriction End Date, as defined above.

In this respect, the Option Shares acquired upon exercise of the Options cannot be sold:

(i)                                     for the 25% of Option Shares that vest one year after the Vesting Base Date, before the expiry of three years from the first Initial Exercise Date;

(ii)                                  for each cumulative monthly increment of 2.0833% of the Option Shares that vest as set out in the Option Grant Letter, before the expiry of three years from the relevant Initial Exercise Date, less the number of whole months between the first Initial Exercise

3

Date (relating to the 25% of Option Shares) and the relevant Initial Exercise Date, whenever that shall be.(3)

Equitable Relief

You acknowledge that, in the event of a threatened or actual breach of any of the provisions of this grant letter, damages alone will be an inadequate remedy, and such breach will cause the Company great, immediate and irreparable injury and damage.  Accordingly, you agree that the Company shall be entitled to injunctive and other equitable relief, and that such relief shall be in addition to, and not in lieu of, any remedies it may have at law or under this grant letter.

Miscellaneous Provisions

Successors.  Subject to the limitations set forth in this Option Grant Letter, the benefits and obligations of this Option Grant Letter will be binding on the executors, administrators, heirs, legal representatives and successors of the parties.

Governing Law.  This Option Grant Letter shall be governed by, and construed in accordance with, the laws of the State of Delaware excluding those laws that direct the application of the laws of another jurisdiction.

Costs.  You will repay the Company for all costs and damages, including incidental and consequential damages and attorney’s fees, resulting from any transfer of the Option Shares which is not in compliance with the provisions of this Option Grant Letter in particular and the Plan in general.

Notices.  All notices and other communications under this Option Grant Letter shall be in writing.  Unless and until you are notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Option Grant Letter, if not delivered by hand or by telecopier, shall be mailed, addressed to:

Peregrine Systems, Inc.

Attention: Stock Option Plan

Administrator

3611 Valley Center Drive

San Diego, CA 92130

(3)                                  Working example

Assuming a date of grant of the Option : 01.01.  Year 2004

25% of the Option shall vest on 01.01.  Year 2005.  The restriction on sale of this portion of the Option lapses 3 years as from the Initial Exercise Date i.e.  01.01.Year 2008.

Then, a further 1/36 of the Option shall vest on 01.02.Year 2005.  The restriction on sale applicable to this portion of the Option lapses 3 years less the number of months between the first Initial Exercise Date (0l.0l.Year 2005) and the relevant Initial Exercise Date (01.02.Year 2005) i.e., 35 months (36 months less one month), as from the relevant Initial Exercise Date of this portion of Option (01.02.  Year 2005) so that the Sale Restriction End Date is 01.01.  Year 2008.

In practice, the restriction on sale always expires 4 years after the date of grant.

4

Communications.  Unless and until you notify the Company in writing to the contrary, all notices, communications, and documents intended for you and related to this Option Grant Letter, if not delivered by hand or by telecopier, shall be mailed to your last known address as shown on the Company’s books.  Notices and communications shall be mailed by first class mail, postage prepaid.  All mailings and deliveries related to this Option Grant Letter shall be deemed received when actually received, if by hand delivery or telecopier, and three business days after mailing, if by mail.  The Administrator may, by notice to you in the form set forth above, specify that future notices and communications may be sent electronically in a manner acceptable to the Administrator.

Taxes.  You acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Option Grant Letter, including the grant or exercise of the Option or the sale of the Option Shares, and you are not relying on the Company or its representatives for an assessment of such tax consequences.  You have had adequate opportunity to consult with your personal tax advisor before submitting this Option Grant Letter to the Company.

This is not an employment contract.  This Option Grant Letter is not to be interpreted as a guarantee or contract of continuing employment.

We value your efforts and look forward to your continued contribution.

Sincerely,

/s/ John Mutch
John Mutch
CEO

I acknowledge receipt of this Option Grant Letter and declare that I fully understand all the terms and conditions of the Plan and this Option Grant Letter.

[I understand that, in order to perform its requirements under this Plan, my Employer and/or Peregrine Systems, Inc. or any agent apppointed by Peregrine Systems Inc., may process personal data and/or sensitive personal data about me.  Such data include but are not limited to the information provided on the Payroll Deduction Authorisation form and any changes thereto, other appropriate personal and financial data about me, and information about the amount in my Plan account and my purchases under the Plan from time to time.  I hereby give my explicit consent to my Employer and/or Peregrine Systems Inc., or any agent appointed by Peregrine Inc.  to process any such personal data and/or sensitive personal data for the exclusive purpose of administrating the Plan, excluding other transfers of data unrelated to the Plan’s aim.  I understand that in some of the countries outside the European Union, regulations on the protection of personal data may be weaker than those existing in the European Union, or non-existent.  I also hereby give my explicit consent to my Employer and/or Peregrine Systems, Inc to transfer any such personal data and/or sensitive personal data outside the country in which I work or am employed and outside the European

5

Union.  The legal persons for whom my personal data are intended are my Employer and any independent agent or contractor appointed by my Employer or Peregrine Systems, Inc.

I have been informed of my right of access and correction to my personal data.  I understand that completion of this form is required for my enrolment in the Plan].

, 200
Optionee signature	Date

6